Exhibit 99.1

Justice Investor Event March 31, 2016

Safe harbor This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are based on current expectations and are indicated by words or phrases such as “anticipate, “estimate,” “expect,” “project,” “plan,” “we believe,” “will,” “would” and similar words or phrases, and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward - looking statements. Detailed information concerning those risks and uncertainties are readily available in our Annual Report on Form 10 - K for the Fiscal Year Ended July 25, 2015 (“Fiscal 2015 10 - K”) which has been filed with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. Where indicated, certain financial information herein has been presented on a non - GAAP basis. This basis adjusts for non - recurring items that management believes are not indicative of the Company’s underlying operating performance. In addition, we present the financial performance measure of earnings before interest, taxes, depreciation and amortization (“EBITDA”), which has also been adjusted for these non - recurring items. These measures may not be directly comparable to similar measures used by other companies and should not be considered a substitute for performance measures in accordance with GAAP such as operating income and net income. Reference should be made to the Company’s annual earnings releases for all periods and the Fiscal 2015 10 - K for the nature of such adjustments and for a reconciliation of such non - GAAP measures to the Company’s financial results prepared in accordance with GAAP. 2

Agenda Welcome / Introduction Neely Tamminga Senior Research Analyst - PiperJaffray Justice – history / path forward Brian Lynch President and CEO - Justice Financial update Robb Giammatteo EVP / Chief Financial Officer - ascena Q&A 3

Robb Giammatteo EVP / Chief Financial Officer

FY16 Spring Update (Q3 / Q4) • FY16 spring season - to - date total ascena comp in line with expectations • Mixed performance across regions • Broad - based improvement in average selling price • Continued strong transaction growth in the direct business • Justice performance remains in line with expectations • Reaffirming Q3 EPS guidance range of $0.10 - $0.14 28

Reaffirming full year EPS guidance Top - line: ~$7.25B Gross margin rate: 57.0% - 57.5% EBITDA: $670 - $700M Depreciation: $330 - $335M Interest: $100 - $105M Effective tax rate: ~39% Diluted share c ount: 198M EPS: $0.75 - $0.80 CapEx : $375 - $400M 29

10 24 - 29 63 - 68 25 20 - 25 52 - 57 FY15 Q4 (A) Net Income FY16 Q4 y-o-y legacy Brand Op Inc growth FY16 Q4 ANN INC. Op Inc FY16 Q4 Interest Expense FY16 Q4 Incremental Tax FY16 Q4 (E) Net Income FY16 Q4 EPS Guidance Detail 30 FY15 Q4 Actual – legacy ASNA s tandalone Diluted Shares 166M Adjusted EPS $0.06 FY16 Q4 Guide – ASNA consolidated Diluted Shares 198M Adjusted EPS ~$0.28 Components of FY16 Q4* Guide ($M) * 13 - week period ending 7/23/16

ANN INC. historical earnings seasonality Historical Spring ANN INC. adjusted operating income split roughly one - third Q3, two - thirds Q4 Memo: • 2013 and 2014 actuals shown are restated to ASNA fiscal calendar • 2015 Q4 not publicly available due to acquisition timing 31 Sources: ANN INC. 8k; reference filing dates: • Q3 2013: 6/6/2013 • Q4 2013: 8/23/2013 • Q3 2014: 5/30,2014 • Q4 2014: 8/22/2014 Q3 Q4 Spring 2013 (A) $33.9 $60.0 $93.9 2014 (A) $26.5 $54.9 $81.4 2016 (E) range midpoint $32.0 $65.0 $97.0 67.0% 67.4% Q4 % of Total 63.9%

Justice comp and earnings guidance 32 FY16 Comp Sales Prior Year Comp Sales Gross Margin (vs. prior year) Operating Margin Q1 (A) (15.4%) (6.7%) +710bp 13.2% Q2 (A) (17.5%) (5.6%) +990bp 4.0% Q3 (E) (9%) - (7%) (12.0%) +500bp (7%) - (5%) Q4 (E) (2%) - flat (17.2%) +1,000bp (11%) - (9%) Full Year (E) (11%) - (8%) (9.6%) > +900bp 1% - 3%